SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)


                                SEPTEMBER 6, 1996


                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                    0-13941                        95-3525565
            (Commission File Number)   (IRS Employer Identification No.)


                   16215 ALTON PARKWAY
                    IRVINE, CALIFORNIA                    92718
              (Address of principal executive offices)  (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


ITEM 5.  OTHER EVENTS

On September 6, 1996, AST Research, Inc. (the "Company") announced the resignation of Joseph E. Norberg as Senior Vice President and Chief Financial Officer. The Company also announced that it is commencing a search to fill the CFO position and that Won Suk Yang, Senior Executive Managing Director of Samsung Electronics Co., Ltd., and a director of the Company, will serve as acting CFO in the interim. A copy of the press release is attached to this report, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Description

99.1 Press Release dated September 6, 1996 announcing the resignation of Joseph E. Norberg as Senior Vice President and Chief Financial Officer. The Company also announced that Won Suk Yang, Senior Executive Managing Director of Samsung Electronics Co., Ltd., and a director of the Company, will serve as acting CFO.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)




                              By  /s/ DENNIS R. LEIBEL
                                  ---------------------
                                  Dennis R. Leibel
                                  Senior Vice President
                                  Legal, Administration and Secretary


Date:  September 6, 1996